CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
CONSOLIDATED STATEMENTS OF CASH FLOWS
Cash and cash equivalents	$ 668,770	$ 444,298
Restricted cash - current	526,723	480,976
Restricted cash - non-current	9,927	15,716
Total cash and cash equivalents, and restricted cash shown in the statements of cash flows	$ 1,205,420	$ 940,990	$ 1,190,134	$ 1,007,700